UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

BLACKROCK, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

BLACKROCK, INC.

2024 Annual Meeting
Vote by May 14, 2024
11:59 PM ET



BlackRock.

BLACKROCK, INC.
50 HUDSON YARDS
NEW YORK, NEW YORK 10001

V39919-P06286

You invested in BLACKROCK, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 15, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 1, 2024. If you would like to request a copy of the material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 15, 2024
8:00 AM, EDT

Virtually at:
www.virtualshareholdermeeting.com/BLK2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Pamela Daley	For
1b.	Laurence D. Fink	For
1c.	William E. Ford	For
1d.	Fabrizio Freda	For
1e.	Murry S. Gerber	For
1f.	Margaret "Peggy" L. Johnson	For
1g.	Robert S. Kapito	For
1h.	Cheryl D. Mills	For
1i.	Amin H. Nasser	For
1j.	Gordon M. Nixon	For
1k.	Kristin C. Peck	For
1l.	Charles H. Robbins	For
1m.	Marco Antonio Slim Domit	For
1n.	Hans E. Vestberg	For
1o.	Susan L. Wagner	For
1p.	Mark Wilson	For
2.	Approval, in a non-binding advisory vote, of the compensation for named executive officers.	For
3.	Approval of the BlackRock, Inc. Third Amended and Restated 1999 Stock Award and Incentive Plan.	For
4.	Ratification of the appointment of Deloitte LLP as BlackRock's independent registered public accounting firm for the fiscal year 2024.	For
5.	Shareholder Proposal – Report on EEO Policy Risk.	Against
6.	Shareholder Proposal – Amend Bylaws to Require Independent Board Chair.	Against
7.	Shareholder Proposal – Report on Proxy Voting Record and Policies for Climate Change-Related Proposals.	Against

NOTE: We may also act upon such other business as may properly come before the meeting or any adjournment thereof.

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